Exhibit 99.1

STOCKHOLDERS OF ELDORADO RESORTS AND CAESARS ENTERTAINMENT VOTE TO APPROVE ELDORADO’S ACQUISITION OF CAESARS

Reno, Nev. and Las Vegas, Nev. (November 15, 2019) –Eldorado Resorts, Inc. (NASDAQ: ERI) (“Eldorado”) and Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars”) announced that, at separate Special Meetings of Stockholders today, their respective stockholders approved certain actions in connection with Eldorado’s acquisition of Caesars. The transaction is expected to be consummated in the first half of 2020 and remains subject to the receipt of all required regulatory approvals, and other closing conditions.

Holders of over 99% of the Eldorado shares that voted on the issuance of shares of Eldorado common stock in connection with transactions contemplated by the merger agreement with Caesars cast their votes in favor, representing approximately 87% of Eldorado’s outstanding common stock as of the record date for the Eldorado stockholder meeting. Holders of over 99% of the Caesars shares that voted on the merger cast their votes in favor, representing approximately 76% of Caesars’ common stock outstanding and entitled to vote as of the record date for the Caesars stockholder meeting. Eldorado and Caesars stockholders also approved each of the other matters on their respective meeting agendas, including the Eldorado stockholders’ approval of the reincorporation of Eldorado from Nevada to Delaware subject to and promptly following the consummation of the merger.

About Eldorado Resorts, Inc.

Eldorado is a leading casino entertainment company that owns and operates twenty-six properties in twelve states, including Colorado, Florida, Illinois, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada, New Jersey, and Ohio. In aggregate, Eldorado’s properties feature approximately 26,600 slot machines, VLTs, and e-tables, and approximately 750 table games, and over 11,800 hotel rooms. For more information, please visit www.eldoradoresorts.com.

About Caesars Entertainment Corporation

Caesars is one of the world’s most diversified casino-entertainment providers and the most geographically diverse U.S. casino-entertainment company. Since its beginning in Reno, Nevada, in 1937, Caesars has grown through development of new resorts, expansions and acquisitions. Caesars’ resorts operate primarily under the Caesars®, Harrah’s® and Horseshoe® brand names. Caesars’ portfolio also includes the Caesars UK family of casinos. Caesars is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. Caesars is committed to its employees, suppliers, communities and the environment through its PEOPLE PLANET PLAY framework. For more information, please visit www.caesars.com/corporate.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Eldorado and Caesars and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected timing of the completion of the proposed transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include: (a) risks related to the combination of Caesars and Eldorado and the integration of their respective businesses and assets; (b) the possibility that the proposed transaction with Caesars and the previously announced real estate transactions with VICI do not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; (c) the risk that the financing required to fund the proposed transaction is not obtained on the terms anticipated or at all; (d) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (e) litigation challenging the proposed transaction; (f) the possibility that the anticipated benefits of the proposed transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the two companies; (g) conditions imposed on the companies in order to obtain required regulatory approvals; (h) uncertainties in the global economy and credit markets and its potential impact on Eldorado’s ability to finance the proposed transaction; (i) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (j) diversion of management’s attention from ongoing business operations and opportunities; (k) the ability to retain certain key employees of Eldorado or Caesars; (l) risks associated with increased leverage from the proposed transaction; (m) competitive responses to the proposed transaction; (n) legislative, regulatory and economic developments; and (o) additional factors discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Eldorado’s and Caesars’ respective most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”). Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. The forward-looking statements in this document speak only as of date of this document. These factors are difficult to anticipate and are generally beyond the control of Eldorado and Caesars. Neither Eldorado nor Caesars undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, Eldorado has filed with the SEC a registration statement on Form S-4 (the “registration statement”) that includes a joint proxy statement of Eldorado and Caesars that also constitutes a prospectus of Eldorado (the “joint proxy statement/prospectus”). Each of Eldorado and Caesars has made the joint proxy statement/prospectus available to their respective stockholders. Eldorado and Caesars also plan to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Eldorado or Caesars may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a copy of the joint proxy statement/prospectus and other relevant documents filed by Eldorado and Caesars without charge at the SEC’s website, www.sec.gov, or by directing a request to (1) Eldorado Resorts, Inc. by mail at 100 West Liberty Street, Suite 1150, Reno, Nevada 89501, Attention: Investor Relations, by telephone at (775) 328-0112 or by going to the Investor page on Eldorado’s corporate website at www.eldoradoresorts.com; or (2) Caesars Entertainment Corporation by mail at Caesars Palace, One Caesars Palace Drive, Las Vegas, Nevada 89109, Attention: Investor Relations, by telephone at (800) 319-0047, or by going to the Investors page on Caesars’ corporate website at investor.caesars.com.

Contacts

For Eldorado Resorts, Inc.

Brian Agnew

Eldorado Resorts

775/328-0112

investorrelations@eldoradoresorts.com

Joseph N. Jaffoni, Richard Land, James Leahy

JCIR

212-835-8500

eri@jcir.com

For Caesars Entertainment Corporation

Media:

Richard Broome

Rbroome@caesars.com

702-407-6476

Investors:

Joyce Arpin

Jthomas@caesars.com

702-880-4707